IRON STRATEGIC INCOME FUND

IRON MARKET OPPORTUNITY FUND

Annual Report

September 30, 2007

Fund Advisor:

IRON Financial Management, Inc.

www.ironfunds.com

IRON STRATEGIC INCOME FUND

It is with great pride that we conclude the first fiscal period for the Iron Strategic Income Fund. Over this time period, beginning October 11, 2006 and ending September 30, 2007, the Fund outperformed both of its benchmarks (the Merrill Lynch High Yield Master II Index and the Lehman Brothers Aggregate Bond Index), while maintaining a lower monthly standard deviation. Our focus on maximizing total return in the bond market, through the strategic re-allocation of resources among high yield and other fixed income investments, was the single main contributor to the Fund’s performance over the year.

While the percentage of the portfolio allocated to the high yield market is managed daily, there were two distinct periods when we strategically reduced the Fund’s exposure to high yield. These major shifts in asset allocation occurred during the month of March and then again from June until September. March proved to be a very short lived correction in the high yield market, especially when compared to the high yield market downtrend that started in June. Regardless of the duration or severity, we find that it is during these volatile times that we are able to add value by reducing the Fund’s exposure to the high yield market. These reductions in high yield exposure were executed by both selling positions as well as buying protection in the high yield credit default swap market. This type of diversified execution often helps to reduce volatility.

It was our focus on total return through the capture of price appreciation that enabled the fund to outperform its benchmarks while maintaining a lower monthly standard deviation.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

IRON Financial Management

IRON MARKET OPPORTUNITY FUND

As in prior years, the Iron Market Opportunity Fund continued to provide consistent returns for the first three quarters of the fiscal year ending September 30, 2007. However, during the fourth quarter, the market exhibited a steepening yield curve, atypical volatility and widening in bid-offer spreads. These factors had the largest impact on the Fund’s performance during the last fiscal year.

Until recently, the portfolio has shown the ability to sustain fluctuations in asset levels with remarkable ease. This is due in great part to the portfolio’s diversification among various floating rate and other short duration, liquid investments. In July, market fears rose as turmoil began to unfold in mortgages, hedge funds, and structured debt products. As tension mounted, wide bid-offer spreads were a sign of inefficiencies and problems in the corporate debt market. With this, the expense of unwinding bond positions grew. This year’s client redemptions created a need for cash at a time when these factors made selling bonds more costly.

Furthermore, when compared to the Fund’s benchmark, it is clear that there is a divergence in fourth quarter performance. During this period, the 1 to 3 year treasury yields dropped notably, providing the Fund’s benchmark with substantial price appreciation. Since the Fund maintains a lower duration than its benchmark, it did not benefit from the opportunity created during this steepening of the yield curve. This was the main factor in the Fund’s underperformance relative to its benchmark.

We believe success has always been based on absorbing new market knowledge and adapting to the ever changing market environment. Our research and analysis in market trends, as well as the development of a variety of new liquid fixed income products, are opening up new opportunities. As always, we remain diligently focused on our objective of maximizing total return while maintaining low volatility in share price.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

IRON Financial Mangement

Performance Results

(a) Source: Lehman Brothers Global Family of Indices. Copyright 2007. Used with permission

(b) The Merrill Lynch 1-3 US Corporate & Government Index has replaced the Merrill Lynch 1-3 US Treasury/ Agency Bond Index as the Opportunity Fund’s benchmark because the Fund’s adviser believes that the Merrill Lynch 1-3 US Corporate & Government Index’s broader composition more accurately reflects the composition of the Fund’s portfolio.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Funds may be lower or higher than the performance quoted. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Merrill Lynch 1-3 year US Treasury/Agency Bond Index, the Merrill Lynch 1-3 year US Corporate & Government Bond Index, the Merrill Lynch High Yield Master II Index and the Lehman Brothers Aggregate Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of U.S. Corporate, Government and Treasury securities. Individuals cannot invest directly in the Indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Merrill Lynch High Yield Master II Index and the Lehman Brothers Aggregate Bond Index on October 11, 2006 (inception of the Fund) and held through September 30, 2007. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index of U.S. corporate & government bonds. Individuals cannot invest directly in the indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to tract the performance of a benchmark index. The index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the indices plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, please call 1-877-322-0575. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Merrill Lynch 1-3 Year US Treasury/Agency Bond Index and the Merrill Lynch 1-3 Year US Corporate & Government Bond Index on October 11, 2001 (inception of the Fund) and held through September 30, 2007. The Merrill Lynch 1-3 Year US Treasury/Agency Bond Index is a widely recognized unmanaged index of U.S. Treasury Securities. The Merrill Lynch 1-3 Year US Corporate & Government Bond Index is a widely recognized unmanaged index of U.S. corporate & government bonds. Individuals cannot invest directly in the indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to tract the performance of a benchmark index. The index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the indices plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Iron Market Opportunity Fund, and to obtain performance data current to the most recent month end, please call 1-877-322-0575. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Fund Holdings – (unaudited)

1 As a percent of net assets.

The Iron Strategic Income Fund seeks to attain its investment objective through strategic allocation and re-allocation of the Fund’s assets among high yield fixed income securities, cash and fixed income derivatives. Fixed income securities in which the Income Fund may invest include bonds, notes, mortgage-backed securities, corporate debt, restricted securities, government securities, municipal securities, structured products, short term obligations, such as commercial paper and repurchase agreements, and high yield bonds (commonly known as “junk bonds”). Structured products include, among others, collateralized debt obligations, collateralized loan obligations and investment trusts that hold corporate bonds or credit default swaps selected by the trust’s sponsor. The Fund may obtain exposure to the fixed income market by investing in derivatives including, but not limited to, credit default swaps, futures contracts and options on futures contracts.

1 As a percent of net assets.

The Iron Market Opportunity Fund invests primarily in a broad range of fixed income securities (including investments, which may be extensive, in other investment companies (including mutual funds, exchange traded funds and closed-end funds) that invest primarily in fixed income securities). Fixed income securities include variable and floating rate securities, including corporate bonds, notes, high yield bonds, preferred securities, municipal securities, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“government securities”), mortgage-backed securities, foreign government securities, money market instruments, commercial paper, repurchase agreements and derivatives.

Availability of Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Funds’ Expenses – (unaudited)

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2007 and held for the six month period to September 30, 2007.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Strategic Income Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 – September 30, 2007
Actual	$1,000.00	$1,034.03	$6.40
Hypothetical**	$1,000.00	$1,018.78	$6.35

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Iron Market Opportunity Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 – September 30, 2007
Actual	$1,000.00	$990.69	$3.62
Hypothetical**	$1,000.00	$1,021.43	$3.68

* Expenses are equal to the Fund’s annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Iron Strategic Income Fund
Schedule of Investments
September 30, 2007

	Principal
Municipal Bonds - 5.23%	Amount	Value

Baltimore Maryland Project Revenue Fund, 5.080%, 07/01/2032 (a)	$ 2,000,000	$ 2,000,000
Coastal Bend Health Facilities Development Corp., 5.080%, 07/01/2022 (a)	750,000	750,000
Florida Housing Financial Corp., Series A, 5.100%, 01/01/2045 (a)	1,000,000	1,000,000
Florida Housing Financial Corp., Series A, 5.100%, 01/01/2044 (a)	1,000,000	1,000,000
New York City Housing Development Corp., Series B, 5.300%, 10/15/2041 (a)	1,000,000	1,000,000
North Texas Higher Education Authorities, Inc., Series B, 5.130%, 12/01/2044 (a)	1,000,000	1,000,000
North Texas Higher Education Authorities, Inc., Series C, 5.130%, 12/01/2045 (a)	1,000,000	1,000,000

TOTAL MUNICIPAL BONDS (Cost $7,750,000)		7,750,000

Mutual Funds - 45.99%	Shares

AIM High Yield Fund - Institutional Class	711,972	3,132,678
Columbia High Income Fund - Class Z	56,406	499,192
Credit Suisse Global High Yield Fund, Inc.	100,290	999,892
Delaware High-Yield Opportunities Fund - Class I	1,830,699	6,096,227
Deleware Delchester Fund - Class I	480,818	2,072,327
Evergreen Select High Yield Bond Fund - Institutional Class	105,205	953,156
Franklin High Income Fund - Adminstrative Class	1,684,414	3,537,269
Goldman Sachs High Yield Fund - Institutional Class	376,181	2,986,877
Northeast Investors Trust	1,338,382	10,278,775
PIMCO High Yield Fund - Institutional Class	1,307,814	12,672,714
Principal High Yield Fund II - Institutional Class	1,717,920	14,911,543
Putnam High Yield Advantage Fund - Class Y	1,581,738	10,012,405

TOTAL MUTUAL FUNDS (Cost $69,331,297)		68,153,055

Structured Products - 7.95%

Targeted Return Index Securities Index Trust, 7.140%, 05/01/2016 (b)	12,000,000	11,779,332

TOTAL STRUCTURED PRODUCTS (Cost $11,861,423)		11,779,332

Exchange-Traded Funds - 0.68%

iShares Lehman Aggregate Bond Fund	10,000	1,000,200

TOTAL EXCHANGE-TRADED FUNDS (Cost $998,147)		1,000,200

U.S. Treasury Bills - 0.47%

U.S. Treasury Bill, 0.000%, 10/18/07 (d)	700,000	698,990

TOTAL US TREASURY BILLS (Cost $698,990)		698,990

Money Market Securities - 39.49%

SEI Daily Income Trust Government Portfolio - Class A - 4.820% (c)	29,261,768	29,261,768
SEI Daily Income Treasury Portfolio - Class A - 4.400% (c)	29,261,767	29,261,767

TOTAL MONEY MARKET SECURITIES (Cost $58,523,535)			58,523,535

TOTAL INVESTMENTS (Cost $149,163,392) - 99.81%			$ 147,905,112

Cash & other assets less liabilities - 0.19%			286,481

TOTAL NET ASSETS - 100.00%			$ 148,191,593

(a) Variable rate security; the coupon rate shown represents the rate at September 30, 2007.
(b) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. See Note 5 in the Notes to the Financial Statements.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2007.
(d) A portion of this security is pledged as collateral for Credit Default Swaps.
(e) See Related Notes to the Financial Statements.

*See accompanying notes which were an integral part of these financial services.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2007

	Termination	Notional	Appreciation/
Credit Default Swaps (e)	Date	Amount	(Depreciation)

Dow Jones CDX North America High Yield Credit Default Swap,	6/20/2012	$ 20,000,000	$ 178,773
agreement with Lehman Brothers, effective March 28, 2007, to receive a premium equal to 2.75% of the notional amount. Upon a credit event, the Fund makes a payment of the proportional notional amount to the counterparty.

*See accompanying notes which were an integral part of these financial services.

Iron Market Opportunity Fund
Schedule of Investments
September 30, 2007

	Principal
Corporate Bonds - 10.52%	Amount	Value

American Express Travel, 5.920%, 06/01/2011 (a)	$ 1,000,000	$ 1,001,994
Fifth Third Bancorp, 6.008%, 12/20/2016 (a)	1,000,000	989,177
First Horizon Asset-Backed Securities Trust, 5.260%, 10/25/2026 (a) (b)	814,829	800,087
I-Preferred Term Securities IV, 7.721%, 12/11/2032 (a) (c)	500,000	501,125
Preferred Term Securities XVI, 7.244%, 03/23/2035 (a) (c)	997,915	1,004,152
Preferred Term Securities XVII, 6.494%, 06/23/2035 (a) (b) (c)	1,991,537	1,981,734

TOTAL CORPORATE BONDS (Cost $6,316,481)		6,278,269

Mortgage-Backed Bonds - 5.46%

FHLMC, Series #3312, 6.000%, 5/15/2037 (a)	2,923,701	2,897,297
First Horizon Mortgage Pass-Through Trust, 5.400%, 02/25/2035 (a)	314,756	303,298
First Horizon Mortgage Pass-Trough Trust, 5.970%, 02/25/2035 (a)	61,011	61,036

TOTAL MORTGAGE-BACKED BONDS (Cost $3,299,467)		3,261,631

Municipal Bonds - 11.74%

Baltimore Maryland Consolidated Public Improvement Bonds, Series C, 5.080%, 10/15/2020 (a)	665,000	$ 665,000
Baltimore Maryland Project Revenue Fund, 5.080%, 07/01/2032 (a)	1,000,000	1,000,000
California Housing Finance Agency Home Mortgage Fund, Series R, 5.250%, 02/01/2032 (a)	350,000	350,000
Coastal Bend Health Facilities Development Corp., 5.080%, 07/01/2022 (a)	750,000	750,000
Colorado Housing and Finance Authority, Inc., 5.250%, 10/01/2034 (a)	300,000	300,000
Colorado Housing and Finance Authority, Inc., 5.250%, 04/01/2040 (a)	455,000	455,000
Florida Housing Finance Corp., Series A, 5.070%, 01/01/2047 (a)	400,000	400,000
Miami Florida Revenue Bond, 5.150%, 12/01/2025 (a)	1,385,000	1,385,000
New York General Obligation Bonds, Series A, 5.130%, 11/01/2023 (a)	1,305,000	1,305,000
Washington State Housing Finance Commission, Series B, 5.130%, 01/15/2037 (a)	400,000	400,000

TOTAL MUNICIPAL BONDS (Cost $7,010,000)		7,010,000

Preferred Stock - 1.68%	Shares

Woodbourne Pass Thru Trust, 6.920% (a) (c)	10	1,004,375

TOTAL PREFERRED STOCK (Cost $1,002,360)		1,004,375

Money Market Securities - 70.39%

SEI Daily Income Trust Government Portfolio - Class A - 4.820% (d)	21,007,619	21,007,619
SEI Daily Income Treasury Portfolio - Class A - 4.400% (d)	21,007,619	21,007,619

TOTAL MONEY MARKET SECURITIES (Cost $42,015,238)		42,015,238

TOTAL INVESTMENTS (Cost $59,643,546) - 99.79%		$ 59,569,513

Cash and other assets less liabilities - 0.21%		124,107

TOTAL NET ASSETS - 100.00%		$ 59,693,620

(a) Variable rate security; the coupon rate shown represents the rate at September 30, 2007.
(b) Asset-backed security.
(c) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. See Note 5 in the Notes to the Financial Statements.
(d) Variable rate security; the money market rate shown represents the rate at September 30, 2007.

*See accompanying notes which were an integral part of these financial services.

Iron Funds
Statements of Assets and Liabilities
September 30, 2007

	Iron Strategic	Iron Market
	Income Fund	Opportunity Fund
Assets
Investment in securities:
At cost	$ 149,163,392	$ 59,643,546
At value	$ 147,905,112	$ 59,569,513

Cash held at broker (a)	259,604	151,573
Interest receivable	489,691	228,564
Dividends receivable	147,353	-
Receivable for fund shares sold	226,000	-
Receivable for investments sold	164,042	-
Prepaid expenses	12,056	16,454
Total assets	149,203,858	59,966,104

Liabilities
Payable for fund shares redeemed	315,024	224,268
Payable for swap agreement, at value (Proceeds received $731,250)	536,250	-
Payable to advisor (b)	120,640	14,800
Payable to administrator, transfer agent, and fund accountant	16,050	8,678
Payable to trustees and officers	810	810
Other accrued expenses	23,491	23,928
Total liabilities	1,012,265	272,484

Net Assets	$ 148,191,593	$ 59,693,620

Net Assets consist of:
Paid in capital	$ 146,119,161	$ 63,145,748
Accumulated undistributed net investment income (loss)	343,457	(23,469)
Accumulated net realized gain (loss) from investment transactions	2,808,482	(3,354,626)
Net unrealized appreciation (depreciation) on investments and swap agreements	(1,079,507)	(74,033)

Net Assets	$ 148,191,593	$ 59,693,620

Shares outstanding (unlimited number of shares authorized)	14,421,388	6,289,657

Net Asset Value and offering price per share	$ 10.28	$ 9.49

Redemption price per share (Net Asset Value * 99%) (c)	$ 10.18	$ 9.40

(a) Cash used as collateral for futures transactions.
(b) See Note 3 in the Notes to the Financial Statements.
(c) The Funds charge a 1.00% redemption fee on shares redeemed within 30 days of purchase.

*See accompanying notes which were an integral part of these financial services.

Iron Funds
Statements of Operations
For the Fiscal Period Ended September 30, 2007

		Iron Market
	Iron Strategic Income Fund(a)	Opportunity Fund
Investment Income
Dividend income	$ 3,658,440	$ 525,542
Interest income	2,295,832	4,269,725
Total Income	5,954,272	4,795,267

Expenses
Investment advisor fee (b)	935,593	422,010
Administration expenses	80,827	78,642
Fund accounting expenses	41,468	40,045
Legal expenses	12,674	22,496
Transfer agent expenses	26,217	25,274
Auditing expenses	12,950	18,626
Custodian expenses	14,909	15,243
Insurance expenses	4,984	10,628
Pricing expenses	4,269	8,137
Registration expenses	13,544	7,160
Miscellaneous expenses	1,875	6,002
Trustee expenses	4,258	5,231
CCO expenses	4,971	5,139
Printing expenses	1,017	1,821
24F-2 expenses	4,437	-
Reimbursed offering expenses (b)	36,315	-
Total Expenses	1,200,308	666,454
Net Investment Income	4,753,964	4,128,813

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(358,782)	(2,644,126)
Short sale transactions		46,203
Futures contracts	1,261	(50,672)
Swap agreements	2,974,433	-
Capital gain distributions from other investment companies	191,570	-
Change in unrealized appreciation (depreciation) on:
Investment securities	(1,258,280)	395,252
Swap agreements	178,773	-
Net realized and unrealized gain (loss) on investment securities, futures
contracts, short sale transactions, and swap agreements	1,728,975	(2,253,343)
Net increase in net assets resulting from operations	$ 6,482,939	$ 1,875,470

(a) For the Period October 11, 2006 (commencement of operations) through September 30, 2007.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which were an integral part of these financial services.

Iron Funds
Statements of Changes In Net Assets

	Iron Strategic
	Income Fund

	For the
	Period Ended
	September
Increase (Decrease) in Net Assets From:	30, 2007	(a)
Operations:
Net investment income	$ 4,753,964
Net realized gain (loss) on investment securities, futures contracts
and swap agreements	2,616,912
Capital gain distributions from other investment companies	191,570
Change in unrealized appreciation (depreciation)	(1,079,507)
Net increase in net assets resulting from operations	6,482,939

Distributions:
From net investment income	(4,446,822)
Total distributions	(4,446,822)

Capital Share Transactions:
Proceeds from shares sold	161,129,603
Reinvestment of distributions	4,230,198
Amount paid for shares repurchased	(19,204,325)
Net increase in net assets resulting
from capital share transactions	146,155,476

Total Increase in Net Assets	148,191,593

Net Assets:
Beginning of period	-

End of period	$ 148,191,593

Accumulated undistributed net investment income included
in net assets at the end of the period	$ 343,457

Capital Share Transactions:
Shares sold	15,886,184
Shares issued in reinvestment of distributions	413,503
Shares repurchased	(1,878,299)

Net increase from capital share transactions	14,421,388

(a) For the Period of October 11, 2006 (Commencement of Operations) through September 30, 2007.

*See accompanying notes which were an integral part of these financial services.

Iron Funds
Statements of Changes In Net Assets - continued

	Iron Market Opportunity Fund

	For the Year	For the Year
	Ended	Ended
	September	September
Increase (Decrease) in Net Assets From:	30, 2007	30, 2006
Operations:
Net investment income	$ 4,128,813	$ 5,325,683
Net realized (loss) on investment securities, short sale transactions, and futures contracts	(2,648,595)	(680,060)
Change in unrealized appreciation (depreciation)	395,252	57,115
Net increase in net assets resulting from operations	1,875,470	4,702,738

Distributions:
From net investment income	(4,153,228)	(5,448,718)
From net realized gain	(21,879)	(260,607)
Total distributions	(4,175,107)	(5,709,325)

Capital Share Transactions:
Proceeds from shares sold	50,038,905	59,652,343
Reinvestment of distributions	3,169,832
Amount paid for shares repurchased	(92,045,109)	(158,268,887)

Net (decrease) in net assets resulting from capital share transactions	(38,836,372)	(94,091,654)

Total (Decrease) in Net Assets	(41,136,009)	(95,098,241)

Net Assets:
Beginning of year	100,829,629	195,927,870

End of year	$ 59,693,620	$ 100,829,629

Accumulated undistributed net investment income included
in net assets at the end of the period	$ -	$ 946

Capital Share Transactions:
Shares sold	5,092,336	6,021,105
Shares issued in reinvestment of distributions	323,740	458,974
Shares repurchased	(9,363,541)	(15,964,474)

Net (decrease) from capital share transactions	(3,947,465)	(9,484,395)

*See accompanying notes which were an integral part of these financial services.

Iron Funds
Iron Strategic Income Fund
Financial Highlights
For a share outstanding during the period

	For the Period Ended
	September 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of year	$ 10.00

Income from investment operations
Net investment income	0.50
Net realized and unrealized gain (loss)	0.26
Total from investment operations	0.76

Less Distributions to shareholders:
From net investment income	(0.48)
Total distributions	(0.48)

Paid in capital from redemption fees (b)	-

Net asset value, end of year	$ 10.28

Total Return (c)	7.72%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 148,192
Ratio of expenses to average net assets (e)	1.28%	(f)
Ratio of net investment income to
average net assets (e)	5.06%	(f)
Portfolio turnover rate	147.72%

(a) For the period October 11, 2006 (commencement of operations) to September 30, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f) Annualized.

*See accompanying notes which were an integral part of these financial services.

Iron Funds
Iron Market Opportunity Fund
Financial Highlights
For a share outstanding during the period

	Year ended	Year ended	Year ended	Year ended	Year ended
	September	September	September	September	September
	30, 2007	30, 2006	30 ,2005	30, 2004	30, 2003

Selected Per Share Data
Net asset value, beginning of year	$ 9.85	$ 9.93	$ 9.88	$ 9.95	$ 9.75

Income from investment operations
Net investment income	0.49	0.41	0.27	0.28(a)	0.28(a)
Net realized and unrealized gain (loss)	(0.35)	(0.06)	0.04	0.02	0.20
Total from investment operations	0.14	0.35	0.31	0.30	0.48

Less Distributions to shareholders:
From net investment income	(0.50)	(0.42)	(0.26)	(0.28)	(0.28)
From net realized gain	-(b)	(0.01)	-	(0.09)	-
Total distributions	(0.50)	(0.43)	(0.26)	(0.37)	(0.28)

Net asset value, end of year	$ 9.49	$ 9.85	$ 9.93	$ 9.88	$ 9.95

Total Return (c)	1.36%	3.65%	3.18%	3.12%	4.95%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 59,694	$ 100,830	$ 195,928	$ 148,069	$ 77,568
Ratio of expenses to average net assets	0.77%	0.75%	0.70%	0.73%	0.90%
Ratio of expenses to average net assets
before waiver	0.77%	0.95%	1.20%	1.22%	1.33%
Ratio of net investment income to
average net assets	4.79%	3.82%	2.83%	2.99%	3.10%
Ratio of net investment income to
average net assets before waiver	4.79%	3.62%	2.33%	2.49%	2.67%
Portfolio turnover rate	72.26%	34.42%	108.39%	59.05%	92.97%

(a) Net investment income per share is based on average shares outstanding during the period.
(b) Distribution amounts to less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

Iron Funds

Notes to the Financial Statements

September 30, 2007

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Income Fund”) and the Iron Market Opportunity Fund (the “Opportunity Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on October 11, 2006 and September 26, 2005, respectively. The Trust acquired all the assets of the Iron Opportunity Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), a predecessor Fund of the Opportunity Fund, in a tax-free reorganization, effective September 26, 2005. The Predecessor Fund commenced operations on October 11, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is Iron Financial Management, Inc. (the “Advisor”). The investment objective of the Income Fund is to maximize total return. The investment objective of the Opportunity Fund is to maximize total return while maintaining low volatility in share price.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Such good faith pricing would also be required if a mutual fund in which a Fund invests fails to calculate its NAV as of the stock exchange close.

Iron Funds

Notes to the Financial Statements

September 30, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Futures Contracts - The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements - The Funds may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. Each Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, such Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records (See Schedule of Investments for identified collateral). The credit default swaps are marked to market daily and any change is recorded in unrealized gain/loss. Premium payments paid or received are recorded in realized gain/loss. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds’ portfolios.

Short Sales - The Funds may engage in short selling activities. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that a Fund will be able to close out the short position at any particular time or at an acceptable price. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. The Advisor does not intend to use leverage with respect to its short positions; as a result, the Funds’ portfolios under normal circumstances will always include sufficient cash equivalents (such as money market instruments, U.S. Treasury Bills, money market funds or repurchase agreements) to cover its obligations to close its short positions.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to continue to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Iron Funds

Notes to the Financial Statements

September 30, 2007 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or is estimated daily in instances when the Funds hold investments in other registered investment companies that are established as “daily dividend funds”, but only distribute on a monthly basis. Interest income is recorded on an accrual basis and discounts and premiums on securities purchased are amortized over the life of the respective securities, using the effective interest method.

Distributions to Shareholders - The Funds intend to distribute all of their net investment income, if any, as dividends to shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and net realized short-term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal period ended September 30, 2007, expenses totaling $36,315 for the Income Fund were reclassified to paid-in capital from accumulated undistributed net investment income.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the “Agreement”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% and 0.30% of the average daily net assets for the Income Fund and Opportunity Fund, respectively. Prior to September 1, 2007, the annual rate for the Opportunity Fund was 0.50% of average daily net assets. For the period October 11, 2006 (commencement of operations) through September 30, 2007, the Advisor earned fees of $935,593 from the Income Fund. For the fiscal year ended September 30, 2007, the Advisor earned fees of $422,010 from the Opportunity Fund. At September 30, 2007, the Income Fund owed the Advisor $120,640 and the Opportunity Fund owed the Advisor $14,800.

Iron Funds

Notes to the Financial Statements

September 30, 2007 – continued

(Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has contractually agreed through September 30, 2008 to waive its management fee and/or reimburse certain operating expenses for the Income Fund, but only to the extent necessary net expenses, excluding 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) and extraordinary expenses, do not exceed 1.50% of the Income Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Income Fund in the three fiscal years following the fiscal year in which the expenses occur, provided that the Income Fund is able to make such repayment without exceeding the 1.50% expense limitation. For the period October 11, 2006 (commencement of operations) through September 30, 2007, there were no fees waived or expenses reimbursed by the Advisor for the Income Fund.

The Advisor advanced $36,315 to the Income Fund for reimbursable offering expenses prior to the Income Fund’s commencement of operations, all of which has been reimbursed to the Advisor during the period October 11, 2006

(commencement of operations) through September 30, 2007. Under the Agreement, the Advisor may obtain reimbursement from the Fund at any time for expenses advanced.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period October 11, 2006 (commencement of operations) through September 30, 2007, Unified earned fees of $80,827 for administrative services provided to the Income Fund. For the fiscal year ended September 30, 2007, Unified earned fees of $78,642 for administrative services provided to the Opportunity Fund. As of September 30, 2007, the Unified was owed $9,695 and $4,465 by the Income Fund and Opportunity Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period October 11, 2006 (commencement of operations) through September 30, 2007, Unified earned fees of $20,029 for transfer agent services provided to the Income Fund and was reimbursed $6,188 for out-of-pocket expenses. For the fiscal year ended September 30, 2007, Unified earned fees of $18,951 for transfer agent services provided to the Opportunity Fund and was reimbursed $6,323 for out-of-pocket expenses. As of September 30, 2007, Unified was owed by the Income Fund, $1,502 for transfer agent services and $800 for reimbursement of out-of-pocket expense. As of September 30, 2007, Unified was owed by the Opportunity Fund, $1,580 for transfer agent services and $550 for reimbursement of out-of-pocket expense. For the period October 11, 2006 (commencement of operations) through September 30, 2007, Unified earned fees of $41,468 for the fund accounting services provided to the Income Fund. For the fiscal year ended September 30, 2007, Unified earned fees of $40,045 for fund accounting services provided to the Opportunity Fund. As of September 30, 2007, Unified was owed $4,053 and $2,083 by the Income Fund and Opportunity Fund, respectively, for fund accounting services.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor for the fiscal year and period ended September 30, 2007. The Distributor and Unified are controlled by Huntington Bancshares, Inc.

Iron Funds

Notes to the Financial Statements

September 30, 2007 – continued

NOTE 4. INVESTMENTS

For the fiscal year ended September 30, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of September 30, 2007, the net unrealized (depreciation) of investments (excluding swap agreements) for tax purposes was as follows:

At September 30, 2007, the aggregate cost of securities for federal income tax purposes (excluding swap agreements) was $149,216,657 for the Income Fund and $62,217,235 for the Opportunity Fund.

NOTE 5. RESTRICTED SECURITIES

The Funds have acquired several securities through private placements, the sale of which is restricted under Rule 144A. At September 30, 2007, the aggregate value of such securities amounted to $11,779,332 and $4,491,386 for the Income and Opportunity Fund, respectively. The values amount to 7.95% and 7.52% of the net assets of the Income and the Opportunity Fund, respectively. The securities have been valued using quoted market prices. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Currently, none of these securities is considered to be illiquid.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2007, Ameritrade, for the benefit of its customers, owned 80.60% and 31.45% of the Income Fund and the Opportunity Fund, respectively. As of September 30, 2007, SEI Private Trust Co., for the benefit of its customers, owned 66.77% of the Opportunity Fund. As a result, Ameritrade may be deemed to control the Income Fund and Ameritrade and SEI Private Trust Co. may be deemed to control the Opportunity Fund.

Iron Funds

Notes to the Financial Statements

September 30, 2007 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Income Fund. For the period ended September 30, 2007, the Income Fund paid monthly/quarterly distributions of net investment income totaling $0.4792 per share.

The tax character of distributions paid for the period ended September 30, 2007 was as follows:

As of September 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2007, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales in the amount of $53,265 and the mark-to-market of swap agreements in the amount of $178,773.

Opportunity Fund. For the fiscal year ended September 30, 2007, the Opportunity Fund paid monthly distributions of net investment income totaling $0.4956 per share. On December 27, 2006, the Fund paid a long term capital gain distribution of $0.0023 per share to shareholders on record as of December 26, 2006.

The tax character of distributions paid during the fiscal years 2007 and 2006 was as follows:

On October 29, 2007, the Fund paid a monthly income distribution of $0.0342 per share to shareholders of record on October 26, 2007.

As of September 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2007, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of post-October losses in the amount of $2,573,689.

Iron Funds

Notes to the Financial Statements

September 30, 2007 – continued

NOTE 8. CAPITAL LOSS CARRYFORWARD

At September 30, 2007, the Opportunity Fund has available for federal tax purposes an unused capital loss carryforward of $812,161, which is available for offset against future taxable net capital gains. This loss carryforward expires on September 30, 2012.

To The Shareholders and Board of Trustees

Iron Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Iron Funds (the “Funds”), comprising the Iron Market Opportunity Fund and Iron Strategic Income Fund, each a series of the Unified Series Trust, as of September 30, 2007, and the related statements of operations for the period then ended, the statement of changes in net assets for each of the two years then ended for the Iron Market Opportunity Fund and the statement of changes in net assets for the period then ended for the Iron Strategic Income Fund, and the financial highlights for each of the four years in the period then ended for the Iron Market Opportunity Fund and the financial highlights for the period then ended for the Iron Strategic Income Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period indicated prior to September 30, 2004 were audited by another independent accounting firm which expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the Iron Funds, as of September 30, 2007, the results of their operations for the period then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

November 28, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The Management Agreement (“Agreement”) for the Opportunity Fund was approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”) at an in-person meeting held on August 20, 2007. The Trustees were directed to the Board materials provided at the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act, as amended. The materials provided included the following information: (i) executed copy of the Opportunity Fund’s management agreement; (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Opportunity Fund, its profitability from managing the Opportunity Fund and ideas for future growth of the Opportunity Fund; (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Opportunity Fund; (iv) a summary of any recent SEC staff examination of the Opportunity Fund or the Advisor (to the extent not previously provided to the Board), (v) the Advisor’s Form ADV Parts I and II and accompanying schedules, (vi) balance sheet for the Advisor as of December 31, 2006, (vii) reports provided by the Administrator regarding the Opportunity Fund’s performance for the past three months, and 1, 3 and 5-years (or since inception) and comparisons of the same to the Opportunity Fund’s benchmark(s) and peer group for the same periods, (viii) reports provided by the Administrator comparing the Opportunity Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Opportunity Fund’s peer group as determined by the Administrator; and (ix) report on mutual fund profitability provided by the Advisor. Several Trustees then reported on a pre-Board meeting interview with key personnel of the Advisor, and summarized their review of the Opportunity Fund's comparative performance and expense ratio, as well as certain compliance matters.

In considering the Agreement on behalf of the Opportunity Fund, the Trustees determined that the Advisor’s resources to the Opportunity Fund appear adequate, and specifically noted that the Advisor provides two portfolio managers to manage the Opportunity Fund and another series of the Trust, each of whom appears to have adequate experience. They noted that the Advisor also provides the services of various other administrative personnel, including those of its Chief Compliance Officer, who monitors the Advisor’s compliance matters, including management of the Opportunity Fund. The Trustees also noted that the Advisor was not proposing any changes to the level of services provided to the Opportunity Fund. The Trustees then reviewed various compliance reports provided by the Advisor and the Opportunity Fund’s Administrator to the Board throughout the year and noted, based on such reports, that the Opportunity Fund’s investment policies and restrictions were consistently complied with during the last year. The Trustees also noted that the Advisor had confirmed that the last annual review of the Advisor’s compliance program did not uncover any material issues, and that no material amendments were being proposed. With respect to the Opportunity Fund performance, the Trustees discussed the performance with the portfolio managers and reviewed other materials provided by the Advisor and the Administrator with respect to performance. They noted that the Opportunity Fund had good long-term performance and had consistently provided a positive stable return to investors. Specifically, they noted that although the Opportunity Fund’s one-year performance lagged behind its benchmark, the Merrill Lynch 1-3 Year US Corporate & Government Bond Index, the Opportunity Fund had outperformed both its benchmark and peer group during the three-year and five-year periods. Further, the Trustees evaluated the Advisor’s fee rates and profitability. The Trustees reviewed the Advisor’s financial statements for the year ended June 30, 2007. The Trustees noted that the Advisor had reduced the Opportunity Fund’s management fee. The Trustees also noted that the Opportunity Fund’s management fee is lower than the average of its peer group, and that the Opportunity Fund’s total expenses also are lower than its peer group average. The Trustees noted that the Advisor does not enter into soft dollar arrangements on behalf of the Opportunity Fund and does not receive any 12b-1 fees from the Opportunity Fund. The Trustees determined that the management agreement, after deduction of expenses incurred by the Advisor, appeared to generate a reasonable profit to the Advisor.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interests of the Opportunity Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Funds at (877) 322-0575; and (2) on the Commission’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, IL 60093

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

www.ironfunds.com

Annual Report

September 30, 2007

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

FCI Equity Fund

Equity Market Review

The equity markets started the September quarter going down as the problems with the housing sector and subprime loans brought into question the stability of the economy and the sustainability of its growth. The downward trend was broken about halfway through the quarter when the Fed surprised the markets by cutting the discount rate twice by ½ percent each and the Fed Funds rate once by ½ percent, sparking a strong rally that continued through the end of the quarter.

Portfolio Review

The FCI Equity Fund grew 8.04% in the September quarter, outpacing gains in the S&P 500 Index and Russell 1000 Growth Index of 2.03% and 4.21%. The large growth stocks continued to lead the market while small-cap stocks were down for the period.

We continue to significantly underweight the Financial Sector and overweight the Technology Sector. You will notice that four of the worst performers for the quarter were financial stocks. We continue to add value selecting consumer discretionary stocks as three of the top five performers came from this sector. Please review some of the largest contributors and detractors related to Fund performance in the quarter ended September 30, 2007:

Contributors	$ Gain	% Gain
Las Vegas Sands	$134,890	63.1
Garmin Corp.	$ 66,546	45.0
BHP Billiton ADR	$ 58,250	40.6
Cisco	$ 49,319	19.7
Morningstar	$ 44,027	29.3

Detractors	$ Loss	% Loss
Goldman Sachs	$ 30,942	17.8
Legg Mason	$ 21,666	11.0
Barclays ADR	$ 21,209	15.2
Micron Tech.	$ 17,822	14.5
JP Morgan	$ 17,429	7.1

While the problems with the housing industry have not gone away, the sense of stability brought on by the Fed’s moves has reduced the probability of the economy going into a recession. While the probability is lower, the continued uncertainty should continue to move investors towards high quality companies with sustainable revenue growth, earnings growth, and free cash flow growth. Companies with foreign revenue exposure continue to be attractive, as growth overseas has not slowed as much as in the U.S. As long as the economy can avoid a recession, the stock market appears to offer potential in the coming months in companies we find attractive. As always, we prefer to buy great companies at reasonable prices rather than average companies at cheap prices.

Fund Performance

The September quarter marked the end of a strong fiscal year for the FCI Equity Fund. The Fund grew 20.65 percent in the fiscal year leading its primary benchmark by more than 4 percentage points. The S&P 500 Index returned 16.43% during that time.

We were extremely pleased with our fiscal year performance considering the following risks that typically are headwinds to positive equity performance: Dramatically rising oil and commodity prices from an already high starting base level, lack of participation from the finance and consumer sectors, and a collapse in the stock prices of home builders and mortgage lenders. While the consumer discretionary sector turned in lackluster performance, our discretionary stocks: notably Garmin and Las Vegas Sands, were the second highest performing sector behind technology. Technology holdings, including Apple, Nvidia, and Citrix, contributed materially throughout the twelve month period ended September 30, 2007. Detractors for the period came from various sectors with Starbucks, Legg Mason, and Amgen declining the most.

Sincerely,

Bill Courtney

The views expressed are those of the investment advisor as of September 30, 2007, and are not intended as a forecast or investment recommendations.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $250,000 made on October 5, 2005 (commencement of Fund operations) and held through September 30, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. The results shown for the Fund include reinvested distributions, applicable sales charges, Fund expenses and management fees, and are shown before taxes on Fund distributions and sales of Fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, please call 1-877-627-8504. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FCI Bond Fund

Bond Market Review

The U.S. bond market generated positive returns for the 12 months ended September 30, 2007. The Lehman Intermediate Government / Credit Index increased 5.44% over this timeframe. The vast majority of the return over the last year was a result of the coupon income earned on index securities. Short-term Treasury yields declined anywhere from about 0.5 % to 1.0 % during the period, but bonds with these maturities do not exhibit much price movement due to their short duration. Intermediate term bond yields were flat to down about .25%.

The Fed finally concluded their rate tightening campaign and lowered the Fed Funds rate by .50 % in September. The change brought the overnight rate to 4.75 % and represented the first reduction in this rate since June, 2003. Significant disruptions in the commercial paper market and a sharp widening in credit spreads during the summer caused the Fed to be more concerned about threats to economic growth than fears of higher inflation. It would appear that excesses in the residential mortgage market and a high dose of leverage with these and other risky securities contributed to great turmoil in fixed income securities.

The U.S. housing market has been weakening for the better part of two years, and all indications point to more downside in housing sales, prices and construction. The boom in residential property valuations was fueled in part by “innovations in mortgage finance,” such as interest only loans and no income, asset or job verification loans. This contributed to a speculative wave of real estate buying and subsequent flipping of properties made many investors feel like the next Donald Trump. The air is being let out of this $22 trillion dollar asset class and legitimate concerns are being raised as to how consumer spending will be impacted by these developments.

Economic activity has been below the 2.75% to 3.25% (annualized) trend growth favored by the Fed for over one year. Record prices for gasoline and some basic foodstuffs are cutting into the consumers’ discretionary income and job growth is now the slowest in over four years. Many economic forecasters feel that the odds of a U.S. recession are about 35% to 50% over the next twelve months. If the economy is able to avoid an economic contraction, it will be due to the business side of the economy and a healthy export sector.

As bad as some of this may sound, the Fed is well aware of these economic headwinds and has taken some bold and timely moves to deal with the present crisis. A surprise .50% drop in the Fed Funds rate in September and a commitment to “do what it takes” to ensure the proper functioning of our capital markets should help inspire confidence in consumers and businesses alike. To that end, it is quite possible that the Fed will lower the funds rate a few more times in the months ahead and that the general level of interest rates will be trending lower in the future.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return. The Advisor seeks to accomplish this objective by adding value, relative to a benchmark, through the use of duration management, sector allocation and individual security selection initiatives. During the last 12 months the portfolio has been both above and below its benchmark duration and generally benefited from the change in market rates over the period. Yield curve positioning has generally been a net positive for the Fund as an overweight in shorter maturity bonds relative to its benchmark succeeded as short term rates declined more than long term rates. Tactical sector allocation for the period detracted from performance as the non-Treasury portion of the portfolio (Agency, Mortgage and Corporate bonds) generally lagged the returns of the Treasury market.

Fund Performance

For the twelve month period ended September 30, 2007, the Bond Fund’s performance was 4.58% compared to the Lehman Intermediate Government / Credit Index’s performance of 5.44% for the same period.

The views expressed are those of the investment advisor as of September 30, 2007, and are not intended as a forecast or investment recommendations.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Lehman Intermediate Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $250,000 made on October 4, 2005 (commencement of Fund operations) and held through September 30, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Lehman Intermediate Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. The results shown for the Fund include reinvested distributions, applicable sales charges, Fund expenses and management fees, and are shown before taxes on Fund distributions and sales of Fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, please call 1-877-627-8504. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS (Unaudited)

1As a percent of net assets.

The FCI Equity Fund invests primarily in a diversified portfolio of equity securities that the Advisor believes have a potential for capital appreciation. The Fund invests in companies that the Advisor determines to be the most attractive within their respective industries and whose earnings the Advisor expects to grow at an above average rate relative to the market.

1As a percent of net assets.

The FCI Bond Fund invests primarily in a diversified portfolio of intermediate-term, investment grade fixed income securities. The Fund may, on occasion, purchase long-term bonds. The Advisor seeks to add value for Fund investors and to maximize the risk-adjusted returns versus the unmanaged Lehman Brothers Intermediate Government/Credit Index® by managing the duration of the Fund’s portfolio, and through sector allocation and issue selection.

Availability of Portfolio Schedule (Unaudited)

These Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2007 to September 30, 2007.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 – September 30, 2007
Actual	$1,000.00	$1,155.80	$5.40
Hypothetical **	$1,000.00	$1,020.06	$5.06

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 – September 30, 2007
Actual	$1,000.00	$1,022.27	$4.08
Hypothetical**	$1,000.00	$1,021.03	$4.08

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Funds
FCI Equity Fund
Schedule of Investments
September 30, 2007

Common Stocks - 82.21%	Shares	Value

Accident and Health Insurance - 1.64%
AFLAC, Inc.	3,000	$ 171,120

Aircraft Engines & Engine Parts - 2.16%
United Technologies Corp.	2,800	225,344

Arrangement of Transportation of Freight & Cargo - 1.36%
Expeditors International of Washington, Inc.	3,000	141,900

Beverages - 2.11%
PepsiCo, Inc.	3,000	219,780

Biological Products (No Diagnostic Substances) - 1.17%
Gilead Sciences, Inc. (a)	3,000	122,610

Computer Communications Equipment - 3.17%
Cisco Systems, Inc. (a)	10,000	331,100

Crude Petroleum & Natural Gas - 2.07%
Apache Corp.	2,400	216,144

Electric Services - 1.93%
Great Plains Energy, Inc.	7,000	201,670

Electronic Computers - 1.62%
Apple, Inc. (a)	1,100	168,894

Electronic & Other Electrical Equipment - 1.98%
General Electric Co.	5,000	207,000

Finance Services - 2.97%
American Express Co.	2,900	172,173
JPMorgan Chase & Co.	3,000	137,460
		309,633

Hotel & Motels - 1.92%
Las Vegas Sands Corp. (a)	1,500	200,130

Industrial Inorganic Chemicals - 1.61%
Praxair, Inc.	2,000	167,520

Industrial Instruments for Measurement - 1.43%
Danaher Corp.	1,800	148,878

*See accompanying notes which are an integral part of these financials statements
FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 82.21%	Shares	Value

Investment Advice - 2.91%
Legg Mason, Inc.	2,000	$ 168,580
Morningstar, Inc. (a)	2,200	135,080
		303,660

Iron & Steel Foundries - 0.99%
Precision Castparts Corp.	700	103,586

Leather & Leather Products - 1.36%
Coach, Inc. (a)	3,000	141,810

Measuring & Controlling Devices - 2.21%
Thermo Fisher Scientific, Inc. (a)	4,000	230,880

Metal Mining - 2.26%
BHP Billiton Ltd. (b)	3,000	235,800

National Commercial Banks - 1.20%
Bank of America Corp.	2,500	125,675

Oil & Gas Field Services - 1.61%
Schlumberger Ltd.	1,600	168,000

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.15%
Respironics, Inc. (a)	2,500	120,075

Petroleum Refining - 1.09%
Valero Energy Corp.	1,700	114,206

Pharmaceutical Preparations - 5.02%
Allergan, Inc.	3,000	193,410
GlaxoSmithKline plc. (b)	2,500	133,000
Johnson & Johnson	3,000	197,100
		523,510

Railroads, Line-Haul Operating - 1.87%
Burlington Northern Santa Fe Corp.	2,400	194,808

Retail - Department Stores - 1.10%
Kohl's Corp. (a)	2,000	114,660

Retail - Eating & Drinking Places - 1.26%
Starbucks Corp. (a)	5,000	131,000

*See accompanying notes which are an integral part of these financials statements
FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 82.21%	Shares	Value

Retail - Variety Stores - 3.58%
Target Corp.	3,000	$ 190,710
Wal-Mart Stores, Inc.	4,200	183,330
		374,040

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.26%
Garmin Ltd.	1,100	131,340

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.52%
Nasdaq Stock Market, Inc. (a)	4,200	158,256

Semiconductors & Related Devices - 6.08%
Intel Corp.	10,000	258,600
NVIDIA Corp. (a)	3,300	119,592
Texas Instruments, Inc.	7,000	256,130
		634,322

Services - Computer Programming, Data Processing, Etc. - 2.72%
Google, Inc. - Class A (a)	500	283,635

Services - Miscellaneous Amusement & Recreation - 1.65%
The Walt Disney Co.	5,000	171,950

Services - Prepackaged Software - 5.24%
Autodesk, Inc. (a)	3,000	149,910
Citrix Systems, Inc. (a)	6,200	249,984
Microsoft Corp.	5,000	147,300
		547,194

Services - Specialty Outpatient Facilities - 1.05%
Psychiatric Solutions, Inc. (a)	2,800	109,984

Ship & Boat Building & Repairing - 1.86%
General Dynamics Corp.	2,300	194,281

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.69%
Procter & Gamble Co.	2,500	175,850

State Commercial Bank - 1.59%
Northern Trust Corp.	2,500	165,675

Surgical & Medical Instruments & Apparatus - 1.57%
3M Co.	500	46,790
Stryker Corp	1,700	116,892
		163,682

*See accompanying notes which are an integral part of these financials statements
FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 82.21%	Shares	Value

Telephone Communications (No Radiotelephone) - 1.23%
America Movil SAB de C.V. - Series L (b)	2,000	$ 128,000

TOTAL COMMON STOCKS (Cost $7,363,532)		8,577,602

Exchange-Traded Funds - 10.14%

Energy - 4.30%
Energy Select Sector SPDR Fund	6,000	448,800

Financial Services - 3.93%
Financial Select Sector SPDR Fund	12,000	410,400

Internet & Telecommunication - 1.91%
Vanguard Telecommunication Services ETF	2,400	199,368

TOTAL EXCHANGE-TRADED FUNDS (Cost $956,600)		1,058,568

Money Market Securities - 7.42%
Fidelity Institutional Money Market Government Portfolio - Class I, 4.87% (c)	774,289	774,289

TOTAL MONEY MARKET SECURITIES (Cost $774,289)		774,289

TOTAL INVESTMENTS (Cost $9,094,421) - 99.77%		$ 10,410,459

Other assets less liabilities - 0.23%		23,561

TOTAL NET ASSETS - 100.00%		$ 10,434,020

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2007.

*See accompanying notes which are an integral part of these financials statements

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2007

	Principal
	Amount	Value

Corporate Bonds - 38.25%
Allstate Life Global Funding Trust, 4.250%, 02/26/2010	$ 250,000	$ 246,119
American Express Co., 3.750%, 11/20/2007	100,000	99,795
American General Finance Corp, 4.000%, 03/15/2011	210,000	200,205
Bank of America Corp., 7.400%, 01/15/2011	325,000	346,081
BankBoston Corp. NA, 6.375%, 03/25/2008	35,000	35,165
BellSouth Corp., 4.200%, 09/15/2009	250,000	246,299
Cisco Systems, Inc., 5.250%, 02/22/2011	300,000	303,024
Citigroup, Inc., 6.200%, 03/15/2009	300,000	305,192
Compass Bank, 5.900%, 04/01/2026	200,000	189,440
Countrywide Home Loans, Inc., 3.250%, 05/21/2008	210,000	202,418
DuPont (E.I.) de Nemours & Co., 4.125%, 04/30/2010	250,000	246,210
General Electric Capital Corp., 6.875%, 11/15/2010	300,000	316,904
HSBC Finance Corp., 4.625%, 01/15/2008	210,000	209,519
Huntington National Bank, 5.375%, 02/28/2019	250,000	232,778
International Business Machines Corp., 5.375%, 02/01/2009	300,000	302,212
JPMorgan Chase & Co., Inc., 6.000%, 01/15/2009	250,000	252,410
Lowe's Companies, Inc., 5.600%, 09/15/2012	250,000	252,722
Marshall & Ilsley Corp., 5.626%, 08/17/2009	225,000	226,191
Merrill Lynch & Co., 5.300%, 09/30/2015	250,000	239,552
Metlife, Inc., 6.125%, 12/01/2011	122,000	126,516
Morgan Stanley, 5.050%, 01/21/2011	350,000	346,192
Oracle Corp., 5.000%, 01/15/2011	300,000	299,557
SBC Communications, Inc., 4.125%, 09/15/2009	210,000	206,678
Verizon Communications, Inc., 4.900%, 09/15/2015	110,000	104,950
Vodafone Group plc., 7.750%, 02/15/2010	200,000	211,278
Wal-Mart Stores, Inc., 4.550%, 05/01/2013	150,000	144,738

TOTAL CORPORATE BONDS (Cost $5,907,270)		5,892,145

U.S. Government Agency Obligations - 25.84%
Federal Home Loan Bank, 5.000%, 09/18/2009	250,000	253,032
Federal Home Loan Bank, 4.500%, 05/12/2010	100,000	100,216
Federal Home Loan Mortgage Corp., 6.625%, 09/15/2009	1,380,000	1,437,709
Federal Home Loan Mortgage Corp., 5.125%, 07/15/2012	685,000	700,880
Federal Home Loan Mortgage Corp., 5.500%, 08/20/2012	300,000	311,406
Federal National Mortgage Association, 5.450%, 12/19/2011 (a)	300,000	300,709
Federal National Mortgage Association, 6.625%, 11/15/2010	825,000	877,451

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,941,870)		3,981,403

*See accompanying notes which are an integral part of these financials statements

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2007

	Principal
	Amount	Value

Mortgage-Backed Securities - 14.84%
Federal Home Loan Mortgage Co., Pool # A56832, 5.500%, 01/01/2037	$ 490,470	$ 480,402
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	509,180	499,419
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	425,183	417,380
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	413,871	405,521
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	505,238	482,804

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,290,668)		2,285,526

U.S. Government Securities - 19.98%
U.S. Treasury Note, 4.625%, 02/29/2008	60,000	60,131
U.S. Treasury Note, 4.500%, 05/15/2017	500,000	497,344
U.S. Treasury Note, 4.750%, 05/31/2012	300,000	306,914
U.S. Treasury Bond, 6.250%, 08/15/2023	245,000	281,540
U.S. Treasury Note, 4.875%, 08/15/2016	360,000	368,550
U.S. Treasury Note, 6.000%, 08/15/2009	250,000	259,199
U.S. Treasury Note, 4.000%, 02/15/2014	375,000	368,145
U.S. Treasury Note, 3.875%, 09/15/2010	940,000	936,623

TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,030,304)		3,078,446

Money Market Securities - 1.05%	Shares
Fidelity Institutional Money Market Government Portfolio - Class I, 4.870% (b)	161,800	161,800

TOTAL MONEY MARKET SECURITIES (Cost $161,800)		161,800

TOTAL INVESTMENTS (Cost $15,331,912) - 99.96%		$ 15,399,320

Other assets less liabilities - 0.04%		6,058

TOTAL NET ASSETS - 100.00%		$ 15,405,378

(a) Variable rate securities; the coupon rate shown represents the rate at September 30, 2007.
(b) Variable rate securities; the money market rate shown represents the rate at September 30, 2007.

*See accompanying notes which are an integral part of these financials statements

FCI Funds
Statements of Assets and Liabilities
September 30, 2007

	FCI Equity	FCI Bond
	Fund	Fund
Assets
Investment in securities:
At cost	$ 9,094,421	$ 15,331,912
At value	$ 10,410,459	$ 15,399,320

Dividends receivable	12,776	-
Interest receivable	2,074	140,778
Receivable for fund shares sold	16,500	3,500
Receivable due from Advisor (a)	8,582	5,348
Prepaid expenses	3,915	3,627
Total assets	10,454,306	15,552,573

Liabilities
Payable for fund shares purchased	-	124,150
Payable to administrator, transfer agent, and fund accountant	5,272	5,355
Payable to trustees and officers	879	809
Payable to custodian	1,017	1,068
Other accrued expenses	13,118	15,813
Total liabilities	20,286	147,195

Net Assets	$ 10,434,020	$ 15,405,378

Net Assets consist of:
Paid in capital	$ 8,553,742	$ 15,351,033
Accumulated undistributed net investment income	37,468	32,590
Accumulated net realized gain (loss) from investment transactions	526,772	(45,653)
Net unrealized appreciation on investments	1,316,038	67,408

Net Assets	$ 10,434,020	$ 15,405,378

Shares outstanding (unlimited number of shares authorized)	817,449	1,535,641

Net Asset Value and offering price per share	$ 12.76	$ 10.03

Redemption price per share (b) (Net Asset Value * 99%)	$ 12.63	$ 9.93

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Funds charge a 1% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financials statements

FCI Funds
Statements of Operations
For the fiscal year ended September 30, 2007

	FCI	FCI
	Equity Fund	Bond Fund
Investment Income
Dividend income	$ 143,346	$ -
Interest income	19,746	666,093
Total Income	163,092	666,093

Expenses
Investment advisor fee (a)	54,671	52,411
Administration expenses	30,750	30,750
Fund accounting expenses	20,000	20,000
Transfer agent expenses	12,965	12,767
Legal expenses	13,000	11,456
Audit expenses	11,763	13,552
Custodian expenses	7,392	5,832
Registration expenses	7,207	7,496
CCO expense	5,217	5,151
Pricing expenses	5,054	6,089
Trustee expenses	4,829	4,829
Insurance expense	908	908
Miscellaneous expenses	542	622
Report printing expense	285	308
Total Expenses	174,583	172,171
Reimbursed expenses and waived fees (a)	(83,463)	(66,995)
Net operating expenses	91,120	105,176
Net investment income	71,972	560,917

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	618,534	(8,541)
Change in unrealized appreciation (depreciation)
on investment securities	1,057,953	57,639
Net realized and unrealized gain (loss) on investment securities	1,676,487	49,098
Net increase in net assets resulting from operations	$ 1,748,459	$ 610,015

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financials statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Equity Fund

	Fiscal Year	Period
	ended	ended
	September 30, 2007	September 30, 2006 (a)
Operations
Net investment income	$ 71,972	$ 28,671
Net realized gain (loss) on investment securities	618,534	(91,762)
Change in unrealized appreciation (depreciation)
on investment securities	1,057,953	258,085
Net increase in net assets resulting from operations	1,748,459	194,994

Distributions
From net investment income	(59,987)	(3,188)
Total distributions	(59,987)	(3,188)

Capital Share Transactions
Proceeds from shares sold	3,755,324	6,856,801
Reinvestment of distributions	19,391	172
Amount paid for shares repurchased	(1,759,390)	(318,556)
Net increase in net assets resulting
from share transactions	2,015,325	6,538,417

Total Increase in Net Assets	3,703,797	6,730,223

Net Assets
Beginning of year	6,730,223	-

End of year	$ 10,434,020	$ 6,730,223

Accumulated undistributed net investment income
included in net assets at end of period	$ 37,468	$ 25,483

Capital Share Transactions
Shares sold	335,272	662,559
Shares issued in reinvestment of distributions	1,753	17
Shares repurchased	(151,588)	(30,564)

Net increase from capital share transactions	185,437	632,012

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.

*See accompanying notes which are an integral part of these financials statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Bond Fund

	Fiscal Year	Period
	ended	ended
	September 30, 2007	September 30, 2006 (a)
Operations
Net investment income	$ 560,917	$ 271,265
Net realized loss on investment securities	(8,541)	(42,200)
Change in unrealized appreciation (depreciation)
on investment securities	57,639	9,769
Net increase in net assets resulting from operations	610,015	238,834

Distributions
From net investment income	(540,969)	(253,535)
Total distributions	(540,969)	(253,535)

Capital Share Transactions
Proceeds from shares sold	7,888,246	11,473,689
Reinvestment of distributions	77,147	28,889
Amount paid for shares repurchased	(2,251,105)	(1,865,833)
Net increase in net assets resulting
from share transactions	5,714,288	9,636,745

Total Increase in Net Assets	5,783,334	9,622,044

Net Assets
Beginning of year	9,622,044	-

End of year	$ 15,405,378	$ 9,622,044

Accumulated undistributed net investment income
included in net assets at end of period	$ 32,590	$ 17,730

Capital Share Transactions
Shares sold	788,233	1,149,671
Shares issued in reinvestment of distributions	7,755	2,928
Shares repurchased	(224,943)	(188,003)

Net increase from capital share transactions	571,045	964,596

(a) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.

*See accompanying notes which are an integral part of these financials statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout the year)

	FCI Equity Fund

	Fiscal Year	Period
	ended	ended
	September 30, 2007	September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of year	$ 10.65	$ 10.00

Income (loss) from investment operations:
Net investment income	0.08	0.07
Net realized and unrealized gains (losses)	2.11	0.61
Total income from investment operations	2.19	0.68

Less distributions:
From net investment income	(0.08)	(0.03)
Total distributions	(0.08)	(0.03)

Paid in capital from redemption fees (b)	-	-

Net asset value, end of year	$ 12.76	$ 10.65

Total Return (c)	20.65%	6.76%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 10,434	$ 6,730

Ratio of expenses to average net assets	1.00%	1.00%	(e)
Ratio of expenses to average net assets
before reimbursement	1.91%	4.07%	(e)
Ratio of net investment income to
average net assets	0.79%	0.78%	(e)
Ratio of net investment income to
average net assets before reimbursement	(0.12)%	(2.30)%	(e)
Portfolio turnover rate	131.65%	142.15%

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financials statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout the period)

	FCI Bond Fund

	Fiscal Year	Period
	ended	ended
	September 30, 2007	September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of year	$ 9.98	$ 10.00

Income (loss) from investment operations:
Net investment income	0.40	0.34
Net realized and unrealized gains (losses)	0.05	(0.04)
Total income from investment operations	0.45	0.30

Less distributions:
From net investment income	(0.40)	(0.32)
Total distributions	(0.40)	(0.32)

Paid in capital from redemption fees (b)	-	-

Net asset value, end of year	$ 10.03	$ 9.98

Total Return (c)	4.58%	3.03%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 15,405	$ 9,622

Ratio of expenses to average net assets	0.80%	0.80%	(e)
Ratio of expenses to average net assets
before reimbursement	1.31%	2.23%	(e)
Ratio of net investment income to
average net assets	4.28%	4.05%	(e)
Ratio of net investment income to
average net assets before reimbursement	3.77%	2.62%	(e)
Portfolio turnover rate	34.10%	49.40%

(a) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.
(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financials statements.

FCI Funds

Notes to the Financial Statements

September 30, 2007

NOTE 1. ORGANIZATION

The FCI Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Trustees”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”). The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Trustees.

Fixed income securities are generally valued using market quotations, but may be valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

Federal Income Taxes – The Funds make no provisions for federal income tax. The Funds’ policy is to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income

FCI Funds

Notes to the Financial Statements - continued

September 30, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended September 30, 2007, the Bond Fund reclassified $5,088 from undistributed net investment income to net accumulated realized gains / losses.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets. For the fiscal year ended September 30, 2007, the Advisor earned a fee of $54,671 from the Equity Fund and $52,411 from the Bond Fund before waiving a portion of those fees, as described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and

FCI Funds

Notes to the Financial Statements - continued

September 30, 2007

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Funds) do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through September 30, 2007. This waiver/reimbursement has been extended to January 31, 2009.

For the fiscal year ended September 30, 2007, the Advisor waived fees and reimbursed expenses of $83,463 for the Equity Fund and $66,995 for the Bond Fund. As of September 30, 2007, the Advisor owed $8,582 and $5,348 to the Equity Fund and the Bond Fund, respectively. Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2007, were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2007, Unified earned fees of $30,750 and $30,750 for administrative services provided to the Equity Fund and the Bond Fund, respectively. As of September 30, 2007, Unified was owed $2,500 and $2,500 from the Equity Fund and the Bond Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended September 30, 2007, the Custodian earned fees of $7,392 and $5,832 from the Equity Fund and the Bond Fund, respectively, for custody services provided to the Funds. At September 30, 2007, the Custodian was owed $1,017 and $1,068 by the Equity Fund and the Bond Fund for custody services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2007, Unified earned fees of $10,006 for transfer agent services and $2,959 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services from the Equity Fund. For the fiscal year ended September 30, 2007, Unified earned fees of $10,012 for transfer agent services and $2,755 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services from the Bond Fund. As of September 30, 2007, the Equity Fund owed Unified $835 for transfer agent services and $270 in reimbursement of out-of-pocket expenses. As of September 30, 2007, the Bond Fund owed Unified $834 for transfer agent services and $354 in reimbursement of out-of-pocket expenses. For the fiscal year ended September 30, 2007, Unified earned fees of $20,000 and $20,000 from the Equity Fund and the Bond Fund, respectively, for fund accounting services. As of September 30, 2007, Unified was owed $1,667 and $1,667 from the Equity Fund and the Bond Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended September 30, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2007

NOTE 4. INVESTMENTS

For the fiscal year ended September 30, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of September 30, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At September 30, 2007, the aggregate cost of securities for federal income tax purposes was $9,130,361 for the Equity Fund and $15,339,736 for the Bond Fund.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. As of September 30, 2007, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 100% of the Equity Fund and 100% of the Bond Fund. As a result, Midwest Trust Company may be deemed to control each Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund: On December 27, 2006, the Equity Fund paid an income distribution of $0.0775 per share to shareholders of record on December 26, 2006.

The tax characterization of distributions for the fiscal year ended September 30, 2007 and the period ended September 30, 2006 was as follows:

FCI Funds

Notes to the Financial Statements - continued

September 30, 2007

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

Bond Fund. For the fiscal year ended September 30, 2007, the Bond Fund paid quarterly income distributions totaling $0.3982 per share to shareholders.

The tax characterization of distributions for the fiscal year ended September 30, 2007 and the period ended September 30, 2006 was as follows:

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

As of September 30, 2007, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and post-October losses. The Equity Fund deferred wash sales in the amount of $35,940. The Bond Fund deferred wash sales in the amount of $1,131 and elected to defer post-October losses of $6,693.

NOTE 8. CAPITAL LOSS CARRYFORWARDS

At September 30, 2007, the Bond Fund had available for federal tax purposes unused capital loss carry forwards of $37,829 which expire September 30, 2015. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

James M. Landis, Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Iron Strategic Income Fund:
	FY 2007	$15,125
	FY 2006	N/A

Iron Market Opportunity Fund:
	FY 2007	$15,125
	FY 2006	$17,000

FCI Funds:
	FY 2007	$22,250
	FY 2006	$12,595

(b)	Audit-Related Fees

Iron Strategic Income Fund:
Registrant
	FY 2007	N/A
	FY 2006	N/A

Iron Market Opportunity Fund:
	FY 2007	N/A
	FY 2006	N/A

FCI Funds:
	FY 2007	N/A
	FY 2006	N/A

(c)	Tax Fees

Iron Strategic Income Fund:
	Registrant
	FY 2007	$1,950
	FY 2006	N/A
	Nature of the fees:	prepare tax returns

Iron Market Opportunity Fund:
	FY 2007	$1,950
	FY 2006	$1,800
	Nature of the fees:	prepare tax returns

FCI Funds:
	FY 2007	$3,900
	FY 2006	$3,800
	Nature of the fees:	prepare tax returns

(d)	All Other Fees

Iron Strategic Income Fund:
	Registrant
	FY 2007	$0
	FY 2006	$0

Iron Market Opportunity Fund:
	FY 2007	$0
	FY 2006	$0

FCI Funds:
	FY 2007	$0
	FY 2006	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant		Adviser
FY 2007	$ 0	$ 0
FY 2006	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of September 24, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date	12/07/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date	12/07/2007

By	/s/ James M. Landis
James M. Landis, Treasurer

Date	12/07/2007